EXHIBIT 99.1

INGERSOLL-RAND COMPANY LIMITED
Consolidated Income Statement
Fourth Quarter and Twelve Months
(In millions except per share amounts)

UNAUDITED
	Three Months		Twelve Months
	Ended December 31,		Ended December 31,

	2002	2001	2002	2001

Revenues	$ 2,444.6	$ 2,275.4	$ 8,951.3	$ 8,604.2
Cost of goods sold	1,864.8	1,816.4	6,826.5	6,736.6
Selling & administrative expenses	398.1	365.4	1,439.8	1,370.4
Restructuring charges	15.3	29.7	41.9	73.7

Operating income	166.4	63.9	643.1	423.5
Interest expense	(53.3)	(61.2)	(230.3)	(249.3)
Other income/(expense)	(4.3)	(19.4)	(25.2)	(40.2)

Earnings before taxes	108.8	(16.7)	387.6	134.0
Provision for taxes	(17.8)	(81.9)	20.3	(48.0)

Earnings from continuing operations	126.6	65.2	367.3	182.0
Discontinued operations, net of tax	56.7	34.9	93.6	64.2

Net earnings before cumulative effect
of change in accounting principle	183.3	100.1	460.9	246.2
Cumulative effect of change in
accounting principle, net of tax	-	-	(634.5)	-

Net earnings/(loss)	$ 183.3	$ 100.1	$ (173.6)	$ 246.2

Basic earnings per share
- Continuing operations	$ 0.74	$ 0.39	$ 2.17	$ 1.10
- Discontinued operations	0.34	0.21	0.56	0.39
- Change in accounting principle	-	-	(3.76)	-

	$ 1.08	$ 0.60	$ (1.03)	$ 1.49

Diluted earnings per share
- Continuing operations	$ 0.74	$ 0.39	$ 2.16	$ 1.09
- Discontinued operations	0.34	0.20	0.55	0.39
- Change in accounting principle	-	-	(3.73)	-

	$ 1.08	$ 0.59	$ (1.02)	$ 1.48

Average number of common
shares outstanding:
Basic	169.2	168.0	168.9	165.1
Diluted	170.0	168.9	170.2	166.3

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

INGERSOLL-RAND COMPANY LIMITED
Business Review
Fourth Quarter and Twelve Months
(In millions except percentages)
UNAUDITED

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,

	2002	2001	2002	2001

Climate Control
Revenues	$ 697.2	$ 667.0	$ 2,466.4	$ 2,438.2
Operating income/(loss)	35.0	(3.8)	137.0	21.7
and as a % of revenues	5.0%	-0.6%	5.6%	0.9%

Industrial Solutions
Air & Productivity Solutions
Revenues	349.5	322.0	1,311.0	1,308.0
Operating income	23.4	0.5	74.9	52.7
and as a % of revenues	6.7%	0.2%	5.7%	4.0%
Dresser Rand
Revenues	347.4	310.2	1,024.4	881.3
Operating income	24.3	30.8	33.2	21.4
and as a % of revenues	7.0%	9.9%	3.2%	2.4%
Industrial Solutions
Revenues	696.9	632.2	2,335.4	2,189.3
Operating income	47.7	31.3	108.1	74.1
and as a % of revenues	6.8%	5.0%	4.6%	3.4%

Infrastructure
Revenues	662.8	610.7	2,651.1	2,570.3
Operating income	41.6	29.4	238.7	219.7
and as a % of revenues	6.3%	4.8%	9.0%	8.5%

Security & Safety
Revenues	387.7	365.5	1,498.4	1,406.4
Operating income	72.6	59.0	273.3	230.8
and as a % of revenues	18.7%	16.1%	18.2%	16.4%

Total
Revenues	$ 2,444.6	$ 2,275.4	$ 8,951.3	$ 8,604.2
Operating income	196.9	115.9	757.1	546.3
and as a % of revenues	8.1%	5.1%	8.5%	6.3%

Unallocated corporate expense	(30.5)	(52.0)	(114.0)	(122.8)

Consolidated operating income	$ 166.4	$ 63.9	$ 643.1	$ 423.5
and as a % of revenues	6.8%	2.8%	7.2%	4.9%

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

INGERSOLL-RAND COMPANY LIMITED
Consolidated Income Reconciliation
Fourth Quarter
(In millions except per share amounts)
UNAUDITED

	2002			2001

		Restructure			Restructure	Impact
	Reported	and Other	Adjusted	Reported	and Other	of	Adjusted
	Results	Charges	Results	Results	Charges	Reincorp.	Results

Revenues	$ 2,444.6	$ -	$ 2,444.6	$ 2,275.4	$ -	$ -	$ 2,275.4

Cost of goods sold	1,864.8	7.9	1,856.9	1,816.4	15.7	-	1,800.7

Selling & administrative expenses	398.1	2.5	395.6	365.4	5.6	9.5	350.3

Restructuring charges	15.3	15.3	-	29.7	29.7	-	-

Operating income	166.4	(25.7)	192.1	63.9	(51.0)	(9.5)	124.4

Interest expense	(53.3)	-	(53.3)	(61.2)	-	-	(61.2)

Other income/(expense)	(4.3)	-	(4.3)	(19.4)	-	-	(19.4)

Earnings before taxes	108.8	(25.7)	134.5	(16.7)	(51.0)	(9.5)	43.8

Provision for taxes	(17.8)	(12.2)	(5.6)	(81.9)	(12.4)	(62.7)	(6.8)

Earnings from continuing operations	126.6	(13.5)	140.1	65.2	(38.6)	53.2	50.6

Discontinued operations, net of tax	56.7	(6.1)	62.8	34.9	(7.9)	-	42.8

Net earnings before cumulative effect
of change in accounting principle	$ 183.3	$ (19.6)	$ 202.9	$ 100.1	$ (46.5)	$ 53.2	$ 93.4

Basic earnings per share:
- Continuing operations	$ 0.74		$ 0.83	$ 0.39			$ 0.30
- Discontinued operations	0.34		0.37	0.21			0.26

	$ 1.08		$ 1.20	$ 0.60			$ 0.56

Diluted earnings per share:
- Continuing operations	$ 0.74		$ 0.82	$ 0.39			$ 0.30
- Discontinued operations	0.34		0.37	0.20			0.25

	$ 1.08		$ 1.19	$ 0.59			$ 0.55

Average number of common
shares outstanding:
Basic	169.2		169.2	168.0			168.0
Diluted	170.0		170.0	168.9			168.9

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

INGERSOLL-RAND COMPANY LIMITED
Business Review Reconciliation
Fourth Quarter
(In millions except percentages)
UNAUDITED

	2002			2001

		Restructure			Restructure	Impact		Excluding
	Reported	& Other	Adjusted	Reported	& Other	of	Adjusted	Goodwill
	Results	Charges	Results	Results	Charges	Reincorp.	Results	Amort.*

Climate Control
Revenues	$ 697.2	$ -	$ 697.2	$ 667.0	$ -	$ -	$ 667.0	$ 667.0
Operating income	35.0	(6.4)	41.4	(3.8)	(22.1)	-	18.3	39.6
and as a % of revenues	5.0%		5.9%	-0.6%			2.7%	5.9%

Industrial Solutions
Air & Productivity Solutions
Revenues	349.5	-	349.5	322.0	-	-	322.0	322.0
Operating income	23.4	(9.4)	32.8	0.5	(9.4)	-	9.9	11.4
and as a % of revenues	6.7%		9.4%	0.2%			3.1%	3.5%

Dresser Rand
Revenues	347.4	-	347.4	310.2	-	-	310.2	310.2
Operating income	24.3	(3.7)	28.0	30.8	(1.1)	-	31.9	25.5
and as a % of revenues	7.0%		8.1%	9.9%			10.3%	8.2%

Industrial Solutions
Revenues	696.9	-	696.9	632.2	-	-	632.2	632.2
Operating income	47.7	(13.1)	60.8	31.3	(10.5)	-	41.8	36.9
and as a % of revenues	6.8%		8.7%	5.0%			6.6%	5.8%

Infrastructure
Revenues	662.8	-	662.8	610.7	-	-	610.7	610.7
Operating income	41.6	(1.2)	42.8	29.4	(2.4)	-	31.8	38.2
and as a % of revenues	6.3%		6.5%	4.8%			5.2%	6.3%

Security & Safety
Revenues	387.7	-	387.7	365.5	-	-	365.5	365.5
Operating income	72.6	(4.7)	77.3	59.0	(3.6)	-	62.6	66.2
and as a % of revenues	18.7%		19.9%	16.1%			17.1%	18.1%

Total
Revenues	$ 2,444.6	$ -	$ 2,444.6	$ 2,275.4	$ -	$ -	$ 2,275.4	$ 2,275.4
Operating income	196.9	(25.4)	222.3	115.9	(38.6)	-	154.5	180.9
and as a % of revenues	8.1%		9.1%	5.1%			6.8%	8.0%

Unallocated corporate expense	(30.5)	(0.3)	(30.2)	(52.0)	(12.4)	(9.5)	(30.1)	(30.1)

Consolidated operating income	$ 166.4	$ (25.7)	$ 192.1	$ 63.9	$ (51.0)	$ (9.5)	$ 124.4	$ 150.8
and as a % of revenues	6.8%		7.9%	2.8%			5.5%	6.6%

* Presented for comparable purposes stating 2001 results excluding goodwill amortization, as if FAS 142 had been adopted in 2001.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

INGERSOLL-RAND COMPANY LIMITED
Consolidated Income Reconciliation
Full Year
(In millions except per share amounts)
UNAUDITED

	2002			2001

		Restructure			Restructure	Impact
	Reported	and Other	Adjusted	Reported	and Other	of	Adjusted
	Results	Charges	Results	Results	Charges	Reincorp.	Results

Revenues	$ 8,951.3	$ -	$ 8,951.3	$ 8,604.2	$ -	$ -	$ 8,604.2

Cost of goods sold	6,826.5	25.2	6,801.3	6,736.6	74.3	-	6,662.3

Selling & administrative expenses	1,439.8	8.2	1,431.6	1,370.4	34.3	9.5	1,326.6

Restructuring charges	41.9	41.9	-	73.7	73.7	-	-

Operating income	643.1	(75.3)	718.4	423.5	(182.3)	(9.5)	615.3

Interest expense	(230.3)	-	(230.3)	(249.3)	-	-	(249.3)

Other income/(expense)	(25.2)	-	(25.2)	(40.2)	-	-	(40.2)

Earnings before taxes	387.6	(75.3)	462.9	134.0	(182.3)	(9.5)	325.8

Provision for taxes	20.3	(25.6)	45.9	(48.0)	(56.3)	(62.7)	71.0

Earnings from continuing operations	367.3	(49.7)	417.0	182.0	(126.0)	53.2	254.8

Discontinued operations, net of tax	93.6	(17.7)	111.3	64.2	(23.6)	-	87.8

Net earnings before cumulative effect
of change in accounting principle	$ 460.9	$ (67.4)	$ 528.3	$ 246.2	$ (149.6)	$ 53.2	$ 342.6

Basic earnings per share:
- Continuing operations	$ 2.17		$ 2.47	$ 1.10			$ 1.54
- Discontinued operations	0.56		0.66	0.39			0.53

	$ 2.73		$ 3.13	$ 1.49			$ 2.07

Diluted earnings per share:
- Continuing operations	$ 2.16		$ 2.45	$ 1.09			$ 1.53
- Discontinued operations	0.55		0.65	0.39			0.53

	$ 2.71		$ 3.10	$ 1.48			$ 2.06

Average number of common
shares outstanding:
Basic	168.9		168.9	165.1			165.1
Diluted	170.2		170.2	166.3			166.3

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

INGERSOLL-RAND COMPANY LIMITED
Business Review Reconciliation
Full Year
(In millions except percentages)
UNAUDITED

	2002			2001

		Restructure			Restructure	Impact		Excluding
	Reported	& Other	Adjusted	Reported	& Other	of	Adjusted	Goodwill
	Results	Charges	Results	Results	Charges	Reincorp.	Results	Amort.*

Climate Control
Revenues	$ 2,466.4	$ -	$ 2,466.4	$ 2,438.2	$ -	$ -	$ 2,438.2	$ 2,438.2
Operating income	137.0	(16.3)	153.3	21.7	(63.8)	-	85.5	171.3
and as a % of revenues	5.6%		6.2%	0.9%			3.5%	7.0%

Industrial Solutions
Air & Productivity Solutions
Revenues	1,311.0	-	1,311.0	1,308.0	-	-	1,308.0	1,308.0
Operating income	74.9	(19.1)	94.0	52.7	(37.8)	-	90.5	94.1
and as a % of revenues	5.7%		7.2%	4.0%			6.9%	7.2%

Dresser Rand
Revenues	1,024.4	-	1,024.4	881.3	-	-	881.3	881.3
Operating income	33.2	(5.2)	38.4	21.4	(9.2)	-	30.6	30.8
and as a % of revenues	3.2%		3.7%	2.4%			3.5%	3.5%

Industrial Solutions
Revenues	2,335.4	-	2,335.4	2,189.3	-	-	2,189.3	2,189.3
Operating income	108.1	(24.3)	132.4	74.1	(47.0)	-	121.1	124.9
and as a % of revenues	4.6%		5.7%	3.4%			5.5%	5.7%

Infrastructure
Revenues	2,651.1	-	2,651.1	2,570.3	-	-	2,570.3	2,570.3
Operating income	238.7	(13.1)	251.8	219.7	(18.2)	-	237.9	264.1
and as a % of revenues	9.0%		9.5%	8.5%			9.3%	10.3%

Security & Safety
Revenues	1,498.4	-	1,498.4	1,406.4	-	-	1,406.4	1,406.4
Operating income	273.3	(14.3)	287.6	230.8	(28.2)	-	259.0	273.3
and as a % of revenues	18.2%		19.2%	16.4%			18.4%	19.4%

Total
Revenues	$ 8,951.3	$ -	$ 8,951.3	$ 8,604.2	$ -	$ -	$ 8,604.2	$ 8,604.2
Operating income	757.1	(68.0)	825.1	546.3	(157.2)	-	703.5	833.6
and as a % of revenues	8.5%		9.2%	6.3%			8.2%	9.7%

Unallocated corporate expense	(114.0)	(7.3)	(106.7)	(122.8)	(25.1)	(9.5)	(88.2)	(88.2)

Consolidated operating income	$ 643.1	$ (75.3)	$ 718.4	$ 423.5	$ (182.3)	$ (9.5)	$ 615.3	$ 745.4

and as a % of revenues	7.2%		8.0%	4.9%			7.2%	8.7%
* Presented for comparable purposes stating 2001 results excluding goodwill amortization, as if FAS 142 had been adopted in 2001.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

INGERSOLL-RAND COMPANY LIMITED
Condensed Consolidated Balance Sheet
(In millions)

UNAUDITED

	December	December
	31, 2002	31, 2001

ASSETS
Current assets:
Cash, cash equivalents and marketable securities	$ 344.0	$ 121.4
Accounts and notes receivable, net	1,405.3	1,359.8
Inventories	1,189.8	1,143.9
Asset for sale	790.0	731.0
Prepaid expenses and deferred income taxes	342.6	321.5

Total current assets	4,071.7	3,677.6

Property, plant and equipment, net	1,279.9	1,289.6
Goodwill, net	4,005.5	4,807.5
Intangible assets, net	890.9	848.0
Other assets and noncurrent deferred tax	560.3	489.6

Total assets	$ 10,808.3	$ 11,112.3

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$ 730.3	$ 701.6
Accrued expenses and other current liabilities	1,727.3	1,475.1
Liabilities for sale	303.7	237.9
Loans payable	1,155.5	561.9

Total current liabilities	3,916.8	2,976.5

Long-term debt	2,092.1	2,900.7
Other noncurrent liabilities	1,321.2	1,318.5

	7,330.1	7,195.7

Shareholders' equity:
Common stock	169.2	168.0
Other shareholders' equity	3,822.1	4,070.0
Accumulated other comprehensive income	(513.1)	(321.4)

Total shareholders' equity	3,478.2	3,916.6

Total liabilities and equity	$ 10,808.3	$ 11,112.3

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION